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                                                                   Exhibit 10.11


                             THIRD AMENDMENT TO THE

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                             EXCESS INVESTMENT PLAN


         Section 2.09 of the Phoenix Home Life Mutual Insurance Company Excess Investment Plan is hereby amended by the addition of the following titles to the list of titles in the second sentence of Section 2.09:

         (1) Broker Dealer Field Representative

         (2) Variable Product Sales and Marketing Executive